SINOENERGY CORPORATION
SNEN.OB

Powering a clean future for China through CNG vehicles, infrastructure, and filling stations

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Equity Snapshot

• OTC BB Quoted:	SNEN
• Price (02/15/2007)	$1.71
• Market Cap	$25.0 mil
• Shares Outstanding:	14.6 mil
• Fully Diluted Shares Outstanding:	33.4 mil
• Revenues (9-months to 09/30/2006):	$9.8 mil
• Net Profits (9-months to 09/30/2006):	$4.2 mil

Source: Yahoo Finance, Company SEC Filings

Company Overview

- Publicly listed in the US, began trading on the OTCBB February 6, 2006, under the ticker SNEN
- Leading manufacturer of natural gas filling station equipment and car/bus conversion kits, as well as emerging developer and operator of natural gas filling stations in China
- 659,000 ft^2 headquarter and production facilities located in Qingdao in Shandong province, China
- 360 employees
- Aggressive growth plans focused on the development and operation of natural gas filling stations



Key Accomplishments



Feb 2007: Started trading on OTC BB under ticker symbol: SNEN.

August 2006: Wuhan Sinoenergy Gas Ltd. (Wuhan) obtain license to operate CNG stations, with Sinoenergy as 90% owner.

June 2006: Consummated a reverse takeover of OTC BB-quoted Franklyn Resources III, Inc.

November 2005: Sinogas enters into a share transfer agreement and becomes 100% owned by Sinoenergy Holding Limited, a BVI company.

2004: Qingdao General Machinery is privatized and registered as Sinogas General Machinery Limited Corporation (Sinogas) in Qingdao, China.

1956: Sinoenergy's operating history began in 1956 under the name Qingdao General Machinery Factory.

Investment Highlights

- Multi-year growth opportunity in CNG filling station equipment, vehicles and conversion kits
- Developing recurring revenue stream via filling station development and operation business
- Profitable and rapidly growing with a diversified revenue base
- Established company with 50 years of operating history
- Management recognized leaders in CNG vehicle industry

Rapid Motor Vehicle Growth in China

Strong economic growth is fueling demand for motor vehicles in China and increasing demand for transportation fuel in general.

China nominal GDP (RMB Trillion)



CAGR: 12.9%
25
20
15
10
5
0
10
11
12
14
16
18
20
2000
2001
2002
2003
2004
2005
2006E

Source: CEIC, Credit Suisse Research

Motor Vehicles in China (Million)



CAGR: 14.5%
35
30
25
20
15
10
5
0
16
18
21
24
27
32
2000
2001
2002
2003
2004
2005

Source: CEIC, Credit Suisse Research

And Growing Vehicle Related Pollution

- In China, nearly 70% of urban areas do not meet the country's national ambient air quality standards (NAAQS)
- Nearly 75% of urban residents were regularly exposed to air considered unsuitable for inhabited areas (SEPA 1995–2004)
- Growing number of cars and trucks has led to much higher levels of atmospheric nitrogen oxides throughout the country, but especially in urban areas



Creates Natural Gas Opportunity in China

The Chinese government is aggressively promoting the use of natural gas to leverage existing reserves, reduce reliance on imported oil and improve the quality of air in the cities.

- Natural gas reserves estimated at 38 trillion m³
- Increased domestic production and imports of LNG planned
- Significant investment in pipelines to bring natural gas from remote areas into the east coast cities to support economic development completed


500 Miles
500 Km
LNG Under Construction
LNG Approved
LNG Proposed
Natural Gas Pipeline
Proposed NG Pipeline
Coal Port
Net Coal Exporter
Net Coal Importer

Source: IEA

Natural Gas Opportunity in China

Chinese government established a goal to increase the share of natural gas from 3% to 10% of total energy used in China by 2020.

Energy Consumption China


2005
Other 97%
Gas 3%
2020
Other 90%
Gas 10%

Chinese Natural Gas Demand Forecast (Billion m3)


CAGR: 8.3%
250
200
150
100
50
0
2005
2010
2015
2020

Source: China Statistical Yearbook, Merrill Lynch

Advantages of Compressed Natural Gas

Adoption of compressed natural gas for transportation fuel will be driven by inherent environmental benefits, economic advantages, and strong government support.

- **Natural gas powered vehicles emit:**
  - ✓ 87% less nitrogen oxide
  - ✓ 70% less carbon monoxide,
  - ✓ 25% less carbon dioxide <u>than gasoline</u>
- **Natural gas is cheaper than gasoline**
- **Governments are adopting CNG and LNG for use in public transportation**



非工作人员请勿操作

Economic Advantages of Natural Gas



Public Bus Fuel Cost

Average 200 Kilometers per Day (Yuan RMB)

Fuel type	Unit Price	Fuel Consumption per 100 km	Daily Fuel Consumption per Vehicle	Savings per Vehicle per Day
Gasoline	$0.65 / L	31.5 L	$40.66	
LPG	$0.41 / L	34.6 L	$28.52	$12.13
Natural Gas	**$0.41 / M^3**	**28.7 NM^3**	**$23.75**	**$16.91**



Taxi Fuel Cost

Average 400 kilometers per Day (Yuan RMB)

Fuel Type	Unit Price	Fuel Consumption per 100 km	Daily Fuel Consumption per Vehicle	Savings per Vehicle per Day
Gasoline	$0.65 / L	8 L	$20.65	
LPG	$0.41 / L	8.8 L	$14.58	$6.07
Natural Gas	**$0.41 / M^3**	**7.3 NM^3**	**$12.00**	**$8.65**

Current Business Breakdown

- **CNG/LPG vehicle and filling station equipment**
  - Natural gas transportation trailers
  - Receiver systems for retail gas stations
  - Measuring and dispensing systems for gas stations
  - Vehicle conversion kits
  - CNG and LNG filling equipment
- **CNG filling station development**
  - Design, construction and installation of filling station equipment
- **Specialty storage equipment for high pressure gas and liquids**
  - The Company holds A1,A2, C2 and C3 licenses issued by the Chinese central government for designing and manufacturing pressure containers
  - 50 years of experience in the business

Revenue Breakdown

First 9 Months 2006



Station Development 40%
Storage Equipment 44%
Station Equipment 15%
Conversion Kits 1%

$9.8 Million

Revenue Breakdown

2007



Others 75%
Conversion Kits 25%

Industry Leading Customers

- **CNG/LNG Station Equipment, Engineering and Vehicles Conversion Kits**
  - China National Petroleum Corporation (CNPC)
  - China Petroleum and Chemical Corporation (Sinopec)
  - Millennium Group Limited (Hong Kong)
  - Local gas companies



Experienced Management Team

Mr. Tianzhou Deng, Chairman

- Mr. Deng has worked in the natural gas industry in China for almost 20 years
- Chairman of Beijing Sanhuan Technology Development Co., Ltd. from 1999 to 2005
- President and Director of Natural Gas Vehicle Development Center, CNPC from 1997 to 1999
- President and Chief Engineer of Jianghan Chemical Co., Ltd., CNPC from 1992 to 1997
- Engineer and project manager of Jianghan Petroleum Designing Academy from 1982 to 1992
- Master of Management, China Science & Technology University; Bachelor of Science in Chemistry, University of Petroleum, China
- Mr. Deng has worked as a scientist on clean energy research for his entire career

Mr. Bo Huang, CEO and President

- Chairman and General Manager of Qingdao Sinogas from 2005 to present
- President of Beijing Sanhuan Technology Development Company Ltd. from 2001 to 2005
- Investment Consulting Manager and Vice President of Chencheng Group Company from 1997 to 2001
- Manager of China Huaneng Group from 1993 to 1996
- Degree in Economics from the People's University of China

Ms. Qiong (Laby) Wu, CFO

- Senior auditor at Ernst & Young, Beijing, from February 2004 to June 2006
- Senior auditor at HLB, Beijing Yongtuo CPA from 2001 to January, 2004
- Senior auditor in charge of Federal Express China and Lucent China, and directed the IPOs of Shanghai Electric and Air China on the Hong Kong Exchange
- Master of Professional Accountant, and BSc in accounting from Deakin University, Australia

Focused Growth Strategy

- Expand market share in filling station equipment and CNG infrastructure business
- Introduce new products targeting exploding CNG vehicle conversion market
- Leverage unique expertise in design and development of CNG filling stations
- Develop recurring income stream via owned and operated CNG filling station business
- Improve margins in legacy pressure container business to finance emerging business opportunities

Grow CNG Equipment Business

- **Through continuing R&D efforts, conversion kits will become new series products with larger-scale of production**
- **The number of trailers and storage equipment will increase due to the larger demand from end-users**







Capture the Filling Station Opportunity



Standard Retail Network: 1 mother station and 10 retail substations

- Mother station distribution capacity of 100,000 cubic meters per day
- Each substation has retail capacity of 10,000 cubic meters per day
- Gross margin is 50%, with purchases price set at $0.20 per cubic meter and selling price set at $0.40 per cubic meter
- Prices are set by the national government (stability of energy costs strategic goal)

- Plans to develop over 70 CNG retail substations in five cities across China over the next three years

CNG Filling Station Project Analysis

	2007	2008	2009
Capital Expenditure	$25	$32.6	-
50% bank loan @7%	$12.5	$16.3	-
Equity investment	$12.5	$16.3	-
Revenue	$13	$68	$100
COGS	$6	$38	$52
Gross Profit	$7	$30	$48
EBIDTA	$4	$19	$31
Income Before Tax	$4	$15	$24
Corporate Income Tax	$1	$4	$6
Net Income	$3	$11	$18

Note: This analysis is for the project of 2 mother stations and 70 substations. All figures in millions of US dollars. This is a project analysis, not the Company's financial projection

Capital Expenditure Plan

	2007	2008
Station and Vehicle Conversion Equipment	▪ $0.8 million	
Pressure Containers	▪ $0.6 million	▪ $0.6 million
CNG Station Build-out	▪ $10 million ▪ 30 stations in Wuhan and Pingdingshan	▪ $11.8 million ▪ 40 stations
Total Requirement	▪ $11.4 million ▪ Financed from warrant exercise	▪ $12.4 million ▪ Financed from secondary offering

Summary Income Statement

Summary Income Statement	9 Months Ended	Year Ended December 31
($ in thousands)	Sept. 30, 06	2005
Revenues	**$9,764**	**$8,236**
Gross Profit	**5,238**	**4,415**
Operating Income	**3,836**	**3,719**
Operating Margin	*39.3%*	*45.2%*
Net income	**4,250**	**2,460**
Net Margin	*43.5%*	*30.0%*

Source: Company's SEC filings

Summary Balance Sheet

($ in thousands)

Balance Sheet	09/30/06	12/31/05
Cash and Cash Equivalents	$1,628	$332
Total Current Assets	17,932	12,035
Total Assets	21,576	15,775
Total Current Liabilities	5,714	7,616
Total Liabilities	6,014	8,285
Total Stockholders' Equity	15,562	7,489

Capitalization Table

Common stock outstanding	14.6 million shares
Series A preferred	5.7 million shares
Warrants at 85 cents	6.34 million
Warrants at $1.20	6.34 million
	___________
Full diluted shares	33.4 million

Investment Highlights

- Multi-year growth opportunity in natural gas filling station and conversion kit manufacturing
- Government support for CNG vehicles to address China's growing air quality problems
- Developing recurring revenue stream via filling station development and operation business
- Profitable and rapidly growing with a diversified revenue base
- Experienced management team with significant industry expertise

Thank You.

TianZhou Deng, Chairman
Sinoenergy Corporation
1603-1604, Tower B Fortune Centre
Ao City, Beiyuan Lu, Chaoyang District
Beijing, China
011-86-10-84931248
dengtz88@163.com

Laby Wu, CFO & Vice President
Sinoenergy Corporation
1603-1604, Tower B Fortune Centre
Ao City, Beiyuan Lu, Chaoyang District
Beijing, China
011-86-10-84928149
labywu@gmail.com

Auditors
Schwartz Levitsky Feldman LLP
1167 Caledonia Road
Toronto, Ontario, Canada
M6A 2X1
Telephone (416) 785-5353
Fax (416) 785-5663

Legal Counsel
Mr. Asher S. Levitsky P.C.
Sichenzia Ross Friedman
Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Telephone (212) 981-6767
Fax (212) 930-9725